                                                                     EXHIBIT 2.1

                                                                     EXHIBIT A
                                                                     -----------


                                VOTING AGREEMENT

         In consideration of Rexall Sundown, Inc., a Florida corporation ("Rexall"), and RAC Acquisition Corp, a Delaware corporation and a wholly owned subsidiary of Rexall ("Acquisition"), entering into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"), with Richardson Labs, Inc., a Delaware corporation (the "Company"), which provides, among other things, that the Company, upon the terms and subject to the conditions thereof, will be merged with and into Acquisition (the "Merger") and each outstanding share of the common stock of the Company (the "Company Shares") issued and outstanding immediately prior to the Effective Time will be converted into the right to receive shares of the common stock, par value $.01 per share, of Rexall ("Rexall Shares") in accordance with the terms and provisions of the Merger Agreement, each of the undersigned holders of Company Shares (the "Stockholders") set forth in Schedule A attached hereto opposite his or its name agrees with Rexall as follows:

                  1. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Merger Agreement.

                  2. During the period (the "Agreement Period") beginning on the date hereof and ending on the earlier of (i) the date the Merger is consummated or (ii) the termination of the Merger Agreement in accordance with the terms thereof, each of the Stockholders hereby agrees to vote all Company Shares which such Stockholder is entitled to vote to approve and adopt the Merger Agreement, the Merger and all agreements related to the Merger and any actions related thereto at any meeting or meetings of the Stockholders, and at any adjournment thereof, at which such Merger Agreement and other related agreements (or any amended version or versions thereof), or such other actions with respect to the Merger or the Merger Agreement, are submitted for the consideration and vote of the Stockholders.

                  3. During the Agreement Period, each of the Stockholders hereby agrees that it will not vote any Company Shares in favor of the approval of any other merger, consolidation, sale of assets, reorganization, recapitalization, liquidation or winding up of the Company or any other extraordinary transactions contemplated by the Merger Agreement.

                  4. Each of the Stockholders hereby represents and warrants that as of the date hereof such Stockholder owns beneficially all of the Company Shares set forth opposite such Stockholder's name in Schedule A hereto and has the full and unrestricted legal power, authority and right to enter into, execute and deliver this Voting Agreement.

                  5. In the event the Merger is consummated, each Stockholder hereby agrees that it shall not exercise, and hereby irrevocably waives, any and all rights which such Stockholder may have to demand an appraisal of the fair value of the Company Shares held by it whether pursuant to any applicable statute, under common law or otherwise.

                  6. Notwithstanding any provision herein to the contrary, in the event that the conditions to the Company's obligation to close the Merger as set forth in Section 8.01 of the Merger Agreement are not satisfied in accordance with the terms of such Section 8.01 and the Merger Agreement is terminated, this Agreement shall terminate and be of no further force or effect and the parties hereto shall have no obligations or rights hereunder. Nothing contained herein shall require the Company to close if such conditions are not satisfied.

                  7. If any provision of this Voting Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining provisions of this Voting Agreement.

                  8. This Voting Agreement may be executed in two or more counterparts which together shall constitute a single agreement.

                  9. The parties hereto agree that if for any reason any party hereto shall have failed to perform his or its obligations under this Voting Agreement then the party seeking to enforce this Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that any party may have against any other party hereto for any failure to perform its obligations under this Voting Agreement.

                  10. The parties hereto agree that the Stockholders are acting solely and exclusively in their capacity as holders of Company Shares.

                  11. This Voting Agreement shall be governed by and construed in accordance with the substantive law of the State of Delaware without giving effect to the principles or conflicts of law thereof.

                  12. Each of the Stockholders will, upon request, execute and deliver any additional documents deemed by Rexall to be necessary or desirable to complete and effectuate the Irrevocable Proxy granted herein.

                  13. This Agreement shall terminate at the Effective Time of the Merger or upon the earlier termination of the Merger Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of this ____ day of December, 1997.

                                      REXALL SUNDOWN, INC.

                                      By:
                                         ----------------------------------

                                      ABRAHAM & SONS, LLC

                                      By:
                                         ----------------------------------

                                      PRIDDY BROTHERS HOLDINGS, INC.

                                      By:
                                         ----------------------------------

                                   SCHEDULE A



        NAME                                              NUMBER OF SHARES
        ----                                              ----------------

Abraham & Sons, LLC                                                750

Priddy Brothers Holdings, Inc.                                     250
                                                                ======

                                                                 l,000

                                                                       EXHIBIT B

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT is entered into as of January 29, 1998 by and between REXALL SUNDOWN, INC., a Florida corporation (the "Company"), and EDWARD PRIDDY (the "Employee").

                                 R E C I T A L S
                                 ---------------

         The Company desires to employ the Employee, and the Employee desires to be employed by the Company, in accordance with the provisions contained in this Employment Agreement (the "Agreement").

         NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of each of the Company and the Employee contained in this Agreement, each of the Company and the Employee agrees as follows:

                                  I. EMPLOYMENT
                                  -------------

         1.1 The Company employs the Employee and the Employee accepts such employment. Subject to the direction of the Board of Directors of the Company, the Employee shall serve as the Vice President of the Company and Executive Vice President, Chief Operating Officer and Chief Financial Officer of Richardson Labs, Inc. The Employee shall have such responsibilities, perform such duties and exercise such power and authority as are inherent in, or incident to, such offices. The Employee shall devote his full business time and attention and his best efforts to the performance of his duties as an employee of the Company. The foregoing however shall not preclude the Employee from engaging in appropriate civil, religious or charitable activities or from devoting a reasonable amount of time to private investments that do not interfere or conflict with his responsibilities to the Company.

         1.2 During the Term, the Employee, if elected, shall serve as a Director of the Company and/or a Director or officer of any subsidiary of the Company without any additional compensation for such services other than the compensation provided for hereunder.

                                    II. TERM
                                    --------

         2.1 Subject to the provisions of Article 5 hereof, the term of this Agreement shall be for the period commencing on January 29, 1998, and terminating on January 28, 2001 (the "Term"). The Term shall be a continuous three (3) year period such that on each Anniversary Date (as hereinafter defined), one (1) additional year shall automatically be added to the Term. Not later than ninety (90) days prior to any Anniversary Date, either party may provide written notice to the other of its intention not to extend the Term of this Agreement beyond the number of years then remaining in the Term. Such written notice shall be deemed proper notice to terminate this Agreement at the end of the three (3) year Term then in effect. It is the intention of the parties that the Term of each Anniversary Date automatically shall be three (3) years, unless such notice shall have been properly given. The "Anniversary Date" as used herein shall be the first day of the second year of the Term and the anniversary of such date in each subsequent year."

                                III. COMPENSATION
                                -----------------

         3.1 SALARY. In payment for the obligations to be performed by the Employee during the Term, the Company shall pay to the Employee (subject to any applicable payroll and/or taxes required to be withheld) annual compensation ("Annual Compensation") equal to (i) a salary of Two Hundred Fifty Thousand Dollars ($250,000.00) in cash for the year commencing January 29, 1998; (ii) a salary of Two Hundred Seventy Five Thousand Dollars ($275,000.00) in cash for the term commencing January 29, 1999 and (iii) for each succeeding year during the Term, a salary equal to that of the previous year increased by the greater of (A) 5% or (B) the increase in the cost of living based upon the Revised Consumer Price Index (1982-84=100) published by the Bureau of Labor Statistics of the United States Department of Labor for Boise, Idaho utilizing April 1995 as the base month, or such other higher amount as the Company may determine from time to time.

         3.2 PAYMENT OF SALARY. Payments of salary shall be made to the Employee in installments from time to time on the same dates that payments of salary are generally made to all senior management employees of the Company.

         3.3 INCENTIVE COMPENSATION. The Company shall pay the Employee an incentive compensation bonus in an amount up to forty-three and three quarters percent (43.75%) of Employee's Annual Compensation for each of the Company's fiscal years during the Term hereof pursuant to the Company's Management Incentive Plan in force from time to time. Such incentive compensation shall be paid within 60 days of each fiscal year end. Any termination under Section 5.5(b) of this Agreement prior to any fiscal year end, shall entitle Employee to a prorated amount of such incentive compensation earned through the date of any such termination.

                           IV. CERTAIN FRINGE BENEFITS
                           ---------------------------

         4.1 GENERALLY. The Employee shall be entitled to reimbursement for reasonable business expenses incurred in connection with his employment including customer entertainment. The Company shall provide the Employee with an automobile allowance or an automobile of the type currently provided to senior executives of the Company at the Company's expense and the Company shall provide at its expense insurance, gas and maintenance for such automobile. The Company will also provide the Employee with a car or cellular telephone and a company credit card for business travel and entertainment. The Employee shall further be entitled to receive such benefits and to participate in such benefit plans as are generally provided from time to time by the Company to its senior management employees; provided, however, that nothing contained in this Section 4.1 shall be construed to obligate the Company to provide any specific benefits to its employees generally.

         4.2 VACATIONS. The Employee shall be entitled to such vacation time on an annual basis as is provided in accordance with the policies as are from time to time in force for the Company's employees, but in no event shall such vacation time be less than four (4) weeks per year. As provided in Article 5, upon termination of this Agreement, the Employee shall be paid for all accrued vacation time received and not taken prior to his termination date up to a maximum of the amount of vacation time accrued in the last year of employment.

                          V. TERMINATION OF EMPLOYMENT
                          ----------------------------

         5.1 CERTAIN DEFINITIONS. The following terms shall have the following respective meanings when utilized in this Agreement:

             (a) "Acquisition of Control" shall mean:

                 (i) any person (including a Group), without the approval of a majority of the Incumbent Directors, becoming the Beneficial Owner of, or acquiring the power to direct the exercise of voting power with respect to, directly or indirectly, securities which represent thirty percent (30%) or more of the combined voting power of the Company's outstanding securities thereafter, whether or not some portion of such securities was owned by such person (or by any member of such Group) prior thereto; provided, however, that this provision shall not apply to acquisitions by a director, executive officer or their affiliates if such person had such status on January 29, 1998; or

                 (ii) the Incumbent Directors cease at any time to constitute a majority of the Board of Directors, whether of (A) the Company or (B) after any cash tender offer or exchange offer, merger, consolidation or other business combination, recapitalization of the Company, sale, liquidation or dissolution (or adoption of a plan for liquidation or dissolution), or any combination of any or all of the foregoing transactions, including but not limited to a series of such transactions, any successor to the Company; provided, however, an Acquisition of Control shall not be deemed to have occurred with respect to the Employee if the action of the Employee was voluntary and would have been sufficient, without the action of others, to constitute an Acquisition of Control.

             (b) "Beneficial Owner" shall have the meaning provided in Section 607.0901(1)(e) of the Florida Statutes.

             (c) "Cause" shall mean any action by the Employee or any inaction by the Employee which is reasonably believed by the Company to constitute:

                 (i) fraud, embezzlement, misappropriation, dishonesty or breach of trust;

                 (ii) a felony or moral turpitude;

                 (iii) material breach or violation of any or all of the covenants, agreements and obligations of the Employee set forth in this Agreement, other than as the result of the Employee's death or Disability;

                 (iv) a willful or knowing failure or refusal by the Employee to perform any or all of his material duties and responsibilities as an officer of the Company, other than as the result of the Employee's death or Disability; or

                 (v) gross negligence by the Employee in the performance of any or all of his material duties and responsibilities as an officer of the Company, other than as the result of the Employee's death or Disability; provided, however, that if the basis for any termination of the Employee's employment by the Company as set forth in the Termination Notice delivered by the Company to the Employee is any or all of the definitions of Cause set forth in Section 5.1(c)(iii), Section 5.1.(c)(iv) or
Section 5.1 (i)(v) of this Agreement, then, in such event, the Employee shall have thirty (30) days from and after the date of his receipt of such Termination Notice to cure the action or inaction specified therein to the reasonable satisfaction of the Company.

             (d) "Compensation" shall mean the cash payment to which Employee is entitled under the provisions of Sections 3.1 and 3.3 hereof and the accrued vacation payment to which the Employee is entitled under the provisions of
Section 4.2 hereof.

             (e) "Disability" shall mean any mental or physical illness, condition, disability or incapacity which prevents the Employee from reasonably discharging his duties and responsibilities as an officer of the Company. If any disagreement or dispute shall arise between the Company and the Employee as to whether the Employee suffers from any Disability, then, in any such event, the Employee shall submit to the physical or mental examination of a physician licensed under the laws of the State of Florida, who shall be mutually selected by the Company and the Employee, and such physician shall make the determination of whether the Employee suffers from any Disability. In the absence of fraud or bad faith, the determination of such physician shall be final and binding upon each of the Company and the Employee. The entire cost of any such examination shall be borne solely by the Employee.

              (f) "Group" shall mean any combination of persons knowingly participating in a joint activity or interdependent consciously parallel action toward a common goal, whether or not pursuant to an express contract; provided, however, that actions taken by a director of the Company acting as such shall not alone constitute membership in a Group.

              (g) "Incumbent Director" shall mean any director of the Company serving at April 1, 1995 or one elected thereafter if nominated or approved by at least two-thirds of the then Incumbent Directors.

              (h) "Protracted Disability" shall mean any Disability which prevents the Employee from reasonably discharging his duties and responsibilities as an officer of the Company for a period of six (6) consecutive months.

              (i) "Termination Date" shall mean a specific date not less than ten (10) nor more than thirty (30) days from and after the date of any Termination Notice upon which the Employee's employment by the Company shall be terminated in accordance with the provisions of this Agreement.

              (j) "Termination Notice" shall mean a written notice which (i) sets forth the specific provision of this Agreement relied upon to terminate the Employee's employment by the Company, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide the basis for the termination of the Employee's employment by the Company pursuant to the specific provision of this Agreement relied upon therein and (iii) sets forth a Termination Date.

         5.2 TERMINATION OF EMPLOYMENT.

              (a) Notwithstanding the provisions of Article 2 hereof, this Agreement (i) shall be automatically terminated upon the death of the Employee pursuant to the provisions of Section 5.3 hereof, (ii) may be terminated at any time by the Company pursuant to the provisions of Section 5.4 or 5.5 hereof and
(iii) may be terminated by the Employee pursuant to the provisions of Section
5.6 hereof.

              (b) If either the Company or the Employee shall desire to terminate the Employee's employment by the Company pursuant to any of the provisions of Sections 5.4, 5.5 or 5.6 hereof, then the party causing any such termination shall give to the other party a Termination Notice.

              (c) If this Agreement shall be terminated pursuant to any of the provisions of this Article 5, the Company shall be discharged from all of its obligations to the Employee hereunder upon its payment to the Employee of the required amount set forth in the section of this Article 5 pursuant to which such termination shall occur.

         5.3 DEATH OF EMPLOYEE. If at any time during the Term the Employee shall die, then the employment of the Employee by the Company shall automatically terminate on the date of the Employee's death. In such event, not more than thirty (30) days from and after the date of the Employee's death, the Company shall pay to the Employee's estate or heirs, as the case may be, an amount in cash equal to the Employee's Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) determined as of the date of the Employee's death.

         5.4 DISABILITY OF EMPLOYEE.

              (a) If at any time during the Term the Employee shall suffer any Disability, then the Company shall be obligated to continue to pay in the ordinary and normal course of its business to the Employee or his legal representatives, as the case may be, the Employee's Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) from the date that the Employee shall first suffer any such Disability to the date that the Employee's employment by the Company shall be terminated pursuant to any of the provisions of this Agreement.

              (b) If the Employee shall suffer any Protracted Disability during the Term, then the Company may terminate this Agreement. In such event, in addition to any other benefits which may have been provided by the Company to the Employee or his legal representatives, as the case may be, pursuant to the provisions of Section 5.4(a) hereof, not later than thirty (30) days after the Termination Date specified in the Termination Notice, the Company shall pay to the Employee or his legal representatives, as the case may be, an amount in cash equal to the Employee's Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) determined as of the Termination Date. Subsequent to such Termination Date, the Employee or his legal representatives, as the case may be, shall also be entitled to receive any benefits which may be payable under any disability insurance policy or disability plan provided by the Company.

         5.5 TERMINATION OF EMPLOYMENT BY COMPANY.

              (a) The Company may terminate this Agreement at any time with Cause and Employee may terminate this Agreement at any time for any reason. In such event, the Company shall be obligated to continue to pay in the ordinary and normal course of its business to the Employee his Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) until the Termination Date.

              (b) The Company may terminate this Agreement at any time without Cause. If the Company shall terminate the employment of the Employee by the Company without Cause, and not pursuant to any other provision of this Agreement, the Company shall continue to pay to the Employee the Employee's Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) for the balance of the Term as provided for in Section 3.2 hereof if the balance of the Term is greater than one (1) year, and if the balance of the Term is less than one (1) year, such Compensation shall be paid for one (1) year from the Termination Date as provided above. If the Employee is terminated without cause, the provisions of Section 6.1(b) hereof shall be of no further force and effect. The Company shall be deemed to have terminated the Agreement without cause if it (i) materially reduces the salary and benefits of Employee; (ii) materially changes Employee's responsibilities or (iv) requires Employee to relocate.

         5.6 CHANGE IN CONTROL. Notwithstanding any other provisions of Sections
5.1 through 5.5 hereof, if (i) there is an Acquisition of Control and, (ii) at any time within three (3) months prior to such Acquisition of Control or at any time within one (1) year thereafter, either (A) the Employee for any reason terminates his employment with the Company, or (B) the Employee's employment is terminated without Cause, then the Employee shall have the option, but not the obligation, of being paid in cash an amount equal to three (3) times his Compensation for the then current fiscal year of the Company (amounts due under this Section 5.6 are referred to as the "Payment"). If the Employee opts to receive the Payment under this Section 5.6, whether his employment is terminated by the Company or by himself, the provisions of Section 6.1(b) hereof shall be of no further force or effect. Subject to the provisions of Section 5.7 hereof, the Payment shall be made not later than three (3) months after the Employee gives notice to the Company in the form of a Termination Notice of his election under this Section 5.6.

         5.7 PAYMENTS. Notwithstanding anything in the foregoing to the contrary, if any of the payments provided for in this Agreement, together with any other payments which the Employee has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Internal Revenue Code), the payments pursuant to this Agreement shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed in Section 4999 of the Internal Revenue Code; provided, however, that the Employee shall have the absolute discretion to direct the Company to pay any amount which shall be payable to him pursuant to
Section 5.6 hereof in such equal annual installments as the Employee may direct, with the first such installment payable when such amount would otherwise have been payable; and further provided that the Employee shall have the absolute discretion to allocate any reductions required by this Section 5.7 from amounts due him under Section 5.6 hereof. The Company shall be obligated to comply with any directions given to it by the Employee pursuant to the preceding sentence.

         5.8 NO MITIGATION. The Employees shall not be required to mitigate the amount of any payment or benefit contemplated by this Section 5 nor shall any payment or benefit be reduced by any earnings or benefits the Employee may receive from any other source.

                    VI. CERTAIN RESTRICTIONS ON THE EMPLOYEE
                    ----------------------------------------

         6.1 CERTAIN RESTRICTIONS. The Employee covenants and agrees with the Company as follows:

              (a) He shall not during the term of this Agreement, and for a period equal to three (3) years from and after the date of termination of this Agreement if such termination occurs within five (5) years of the date hereof, and for a period of two (2) years from and after the date of termination of this Agreement if such Termination occurs after five (5) years from the date hereof, directly and indirectly, for himself or any other person, firm, corporation, partnership, association or other entity which competes in any manner with the Company or any of its subsidiaries or affiliates in the United States of America or its territories or possessions (collectively, the "Territory"), attempt to employ, employ or enter into any contractual arrangement for employment with, any employee or former employee of the Company or any of its subsidiaries or affiliates, unless such former employee shall not have been employed by the Company or any of its subsidiaries or affiliates for a period of at least one year.

              (b) He shall not, during the term of this Agreement, and for a period equal to three (3) years from and after the date of termination of this Agreement if such termination occurs within five (5) years of the date hereof, and for a period of two (2) years from and after the date of termination of this Agreement if such Termination occurs after five (5) years from the date hereof,
(i) acquire or own in any manner any interest in, or loan any amount to, any person, firm, partnership, corporation, association or other entity which competes in any manner with the Company or any of its subsidiaries or affiliates in the Territory, (ii) be employed by or serve as an employee, agent, officer, director of, or as a consultant to, any person, firm, partnership, corporation, association or other entity, other than the Company and its subsidiaries and affiliates, which competes in any manner with any of the Company or its subsidiaries or affiliates in the Territory, or (iii) compete in any manner with the Company or its subsidiaries or affiliates in the Territory. The foregoing provisions of this Section 6.1(b) shall not prevent the Employee from acquiring or owning not more than five percent (5%) of the equity securities of any entity whose securities are listed for trading on a national securities exchange or are regularly traded in the over-the-counter securities market.

              (c) He shall not (except as appropriate in the performance of his duties hereunder), at any time disclose, directly or indirectly, to any person, firm, corporation, partnership, association or other entity, any confidential information relating to the Company or any of its subsidiaries or affiliates, including, without limitation, any information concerning the financial condition, assets, personnel, procedures, techniques, products, customers, sources of leads and methods of obtaining new business or the methods generally of doing and operating the respective businesses of the Company and its subsidiaries and affiliates, trade secrets, product ideas, processes, techniques, formulas, know-how, marketing plans and strategies, except to the extent that such information is a matter of public knowledge, is required to be disclosed by law or judicial or administrative process, or is required to be disclosed.

              (d) He shall return all Company documents to the Company at upon the termination of his employment by the Company.

              (e) For purposes of Sections 6.1(a) and (b) hereof "competes in any manner with the Company or any of its subsidiaries or affiliates" shall relate to (i) all of the Company's businesses as conducted on the date hereof and (ii) all of Richardson Labs, Inc. or its successor's businesses on the date hereof and all of its businesses as conducted after the date hereof through the date of the termination of the Employee's employment hereunder.

         6.2 INJUNCTION. It is recognized and acknowledged by each of the Company and the Employee that a breach or violation by the Employee of any or all of his covenants and agreements contained in Section 6.1 hereof will cause irreparable harm and damage to the Company and its subsidiaries and affiliates in a monetary amount which would be virtually impossible to ascertain. As a result, the Employee recognizes and acknowledges that the Company and its subsidiaries and affiliates shall be entitled to a temporary restraining order and/or injunction from any court of competent jurisdiction enjoining and restraining any breach or violation by the Employee and/or his affiliates, employees, associates, partners or agents, either directly or indirectly, of any or all of the Employee's covenants and agreements contained in Section 6.1 hereof. Such right to a temporary restraining order and/or injunction shall be cumulative and in addition to whatever other rights or remedies the Company and its subsidiaries and affiliates may possess hereunder, at law or in equity. Nothing contained in this Agreement shall be construed to prevent the Company and its subsidiaries and affiliates from seeking and recovering from the Employee damages suffered by any or all of them as a result of any breach or violation by the Employee and/or his affiliates, employees, associates, partners or agents of any or all of the Employee's covenants and agreements contained in this Agreement.

         6.3 REDUCTION IN SCOPE. In the event that any of the covenants and agreements of the Employee contained in Section 6.1 hereof shall be held invalid or unenforceable by a court of competent jurisdiction because of its duration or geographic area, then, in any such event, such covenant or agreement shall be reduced by such court in duration or geographical area or both to such extent as to make it valid and enforceable in the jurisdiction where such court is located, and in all other respects it shall remain in full force and effect.

                              VII. ATTORNEYS' FEES
                              --------------------

         7.1 PREVAILING PARTY. If any litigation shall arise between the Company and the Employee based, in whole or in part, upon this Agreement or any or all of the provisions contained herein, the prevailing party in any such litigation shall be entitled to recover from the non-prevailing party, and shall be awarded by a court of competent jurisdiction, any and all reasonable fees and disbursements of trial and appellate counsel paid, incurred or suffered by such prevailing party as the result of, arising from, or in connection with, any such litigation.

                               VIII. MISCELLANEOUS
                               -------------------

         8.1 NO SET-OFF. The Company shall have no rights whatsoever to set-off, off set or make any deductions from any amount payable to Employee under this Agreement.

         8.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without application of any conflicts of laws principles. The Employee agrees that any litigation or action directly or indirectly connected with this Agreement, shall, be subject to binding arbitration administered by the American Arbitration Association.

         8.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Company and the Employee with respect to the subject matter hereof and supersedes all prior negotiations, agreements, understandings and arrangements, both oral and written, between the Company and the Employee with respect to such subject matter other than agreements relating to option plans or indemnification agreements. This Agreement may not be modified in any way, except by a written instrument executed by each of the Company and the Employee.

         8.4 NOTICES. Any and all notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand, sent by a recognized overnight carrier such as Federal Express or when deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, as follows:

                  If to the Company:        Rexall Sundown, Inc.
                                            851 Broken Sound Parkway, N.W.
                                            Boca Raton, FL 33487
                                            Attn: Richard Werber

                  If to the Employee:       Edward Priddy
                                            Richardson Labs, Inc.
                                            3475 Commercial Court
                                            Meridian, ID 83642

or to such other address as either party may from time to time give written notice of to the other.

         8.5 BENEFITS; BINDING EFFECT. This Agreement shall be for the benefit of, and shall be binding upon, each of the Company and the Employee and their respective heirs, personal representatives, legal representatives, successors and assigns.

         8.6 SEVERABILITY. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law. Except as is otherwise provided in Section 6.3 hereof, if any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, then, in any such event, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

         8.7 WAIVERS. The waiver by either party of a breach or violation of any term or provision of this Agreement by the other party shall not operate nor be construed as a waiver of any subsequent breach or violation of any provision of this Agreement nor of any other right or remedy.

         8.8 SECTION HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions of this Agreement.

         8.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the separate parties hereto in separate counterparts, each of which shall be deemed to constitute an original and all of which shall be deemed to be the one and the same instrument.

         IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement as of January 29, 1998.

                                 REXALL SUNDOWN, INC.



                                 By: /s/ Carl Desantis
                                     ------------------------------------
                                     Carl DeSantis, Chairman of the Board

                                     /s/ Edward Priddy
                                     ------------------------------------
                                     EDWARD PRIDDY

                                                                       EXHIBIT C

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT is entered into as of January 29, 1998 by and between REXALL SUNDOWN, INC., a Florida corporation (the "Company"), and MARK PRIDDY (the "Employee").

                                 R E C I T A L S
                                 ---------------

         The Company desires to employ the Employee, and the Employee desires to be employed by the Company, in accordance with the provisions contained in this Employment Agreement (the "Agreement").

         NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of each of the Company and the Employee contained in this Agreement, each of the Company and the Employee agrees as follows:

                                  I. EMPLOYMENT
                                  -------------

         1.1 The Company employs the Employee and the Employee accepts such employment. Subject to the direction of the Board of Directors of the Company, the Employee shall serve as the Vice President of the Company and Executive Vice President and Chief Executive Officer of Richardson Labs, Inc. The Employee shall have such responsibilities, perform such duties and exercise such power and authority as are inherent in, or incident to, such offices. The Employee shall devote his full business time and attention and his best efforts to the performance of his duties as an employee of the Company. The foregoing however shall not preclude the Employee from engaging in appropriate civil, religious or charitable activities or from devoting a reasonable amount of time to private investments that do not interfere or conflict with his responsibilities to the Company.

         1.2 During the Term, the Employee, if elected, shall serve as a Director of the Company and/or a Director or officer of any subsidiary of the Company without any additional compensation for such services other than the compensation provided for hereunder.

                                    II. TERM
                                    --------

         2.1 Subject to the provisions of Article 5 hereof, the term of this Agreement shall be for the period commencing on January 29, 1998, and terminating on January 28, 2001 (the "Term"). The Term shall be a continuous three (3) year period such that on each Anniversary Date (as hereinafter defined), one (1) additional year shall automatically be added to the Term. Not later than ninety (90) days prior to any Anniversary Date, either party may provide written notice to the other of its intention not to extend the Term of this Agreement beyond the number of years then remaining in the Term. Such written notice shall be deemed proper notice to terminate this Agreement at the end of the three (3) year Term then in effect. It is the intention of the parties that the Term of each Anniversary Date automatically shall be three (3) years, unless such notice shall have been properly given. The "Anniversary Date" as used herein shall be the first day of the second year of the Term and the anniversary of such date in each subsequent year."

                                III. COMPENSATION
                                -----------------

         3.1 SALARY. In payment for the obligations to be performed by the Employee during the Term, the Company shall pay to the Employee (subject to any applicable payroll and/or taxes required to be withheld) annual compensation ("Annual Compensation") equal to (i) a salary of Two Hundred Fifty Thousand Dollars ($250,000.00) in cash for the year commencing January 29, 1998; (ii) a salary of Two Hundred Seventy Five Thousand Dollars ($275,000.00) in cash for the term commencing January 29, 1999 and (iii) for each succeeding year during the Term, a salary equal to that of the previous year increased by the greater of (A) 5% or (B) the increase in the cost of living based upon the Revised Consumer Price Index (1982-84=100) published by the Bureau of Labor Statistics of the United States Department of Labor for Boise, Idaho utilizing April 1995 as the base month, or such other higher amount as the Company may determine from time to time.

         3.2 PAYMENT OF SALARY. Payments of salary shall be made to the Employee in installments from time to time on the same dates that payments of salary are generally made to all senior management employees of the Company.

         3.3 INCENTIVE COMPENSATION. The Company shall pay the Employee an incentive compensation bonus in an amount up to forty-three and three quarters percent (43.75%) of Employee's Annual Compensation for each of the Company's fiscal years during the Term hereof pursuant to the Company's Management Incentive Plan in force from time to time. Such incentive compensation shall be paid within 60 days of each fiscal year end. Any termination under Section 5.5(b) of this Agreement prior to any fiscal year end, shall entitle Employee to a prorated amount of such incentive compensation earned through the date of any such termination.

                           IV. CERTAIN FRINGE BENEFITS
                           ---------------------------

         4.1 GENERALLY. The Employee shall be entitled to reimbursement for reasonable business expenses incurred in connection with his employment including customer entertainment. The Company shall provide the Employee with an automobile allowance or an automobile of the type currently provided to senior executives of the Company at the Company's expense and the Company shall provide at its expense insurance, gas and maintenance for such automobile. The Company will also provide the Employee with a car or cellular telephone and a company credit card for business travel and entertainment. The Employee shall further be entitled to receive such benefits and to participate in such benefit plans as are generally provided from time to time by the Company to its senior management employees; provided, however, that nothing contained in this Section 4.1 shall be construed to obligate the Company to provide any specific benefits to its employees generally.

         4.2 VACATIONS. The Employee shall be entitled to such vacation time on an annual basis as is provided in accordance with the policies as are from time to time in force for the Company's employees, but in no event shall such vacation time be less than four (4) weeks per year. As provided in Article 5, upon termination of this Agreement, the Employee shall be paid for all accrued vacation time received and not taken prior to his termination date up to a maximum of the amount of vacation time accrued in the last year of employment.

                          V. TERMINATION OF EMPLOYMENT
                          ----------------------------

         5.1 CERTAIN DEFINITIONS. The following terms shall have the following respective meanings when utilized in this Agreement:

              (a) "Acquisition of Control" shall mean:

                  (i) any person (including a Group), without the approval of a majority of the Incumbent Directors, becoming the Beneficial Owner of, or acquiring the power to direct the exercise of voting power with respect to, directly or indirectly, securities which represent thirty percent (30%) or more of the combined voting power of the Company's outstanding securities thereafter, whether or not some portion of such securities was owned by such person (or by any member of such Group) prior thereto; provided, however, that this provision shall not apply to acquisitions by a director, executive officer or their affiliates if such person had such status on January 29, 1998; or

                  (ii) the Incumbent Directors cease at any time to constitute a majority of the Board of Directors, whether of (A) the Company or (B) after any cash tender offer or exchange offer, merger, consolidation or other business combination, recapitalization of the Company, sale, liquidation or dissolution (or adoption of a plan for liquidation or dissolution), or any combination of any or all of the foregoing transactions, including but not limited to a series of such transactions, any successor to the Company; provided, however, an Acquisition of Control shall not be deemed to have occurred with respect to the Employee if the action of the Employee was voluntary and would have been sufficient, without the action of others, to constitute an Acquisition of Control.

              (b) "Beneficial Owner" shall have the meaning provided in Section 607.0901(1)(e) of the Florida Statutes.

              (c) "Cause" shall mean any action by the Employee or any inaction by the Employee which is reasonably believed by the Company to constitute:

                  (i) fraud, embezzlement, misappropriation, dishonesty or breach of trust;

                  (ii) a felony or moral turpitude;

                  (iii) material breach or violation of any or all of the covenants, agreements and obligations of the Employee set forth in this Agreement, other than as the result of the Employee's death or Disability;

                  (iv) a willful or knowing failure or refusal by the Employee to perform any or all of his material duties and responsibilities as an officer of the Company, other than as the result of the Employee's death or Disability; or

                  (v) gross negligence by the Employee in the performance of any or all of his material duties and responsibilities as an officer of the Company, other than as the result of the Employee's death or Disability; provided, however, that if the basis for any termination of the Employee's employment by the Company as set forth in the Termination Notice delivered by the Company to the Employee is any or all of the definitions of Cause set forth in Section 5.1(c)(iii), Section 5.1.(c)(iv) or
Section 5.1 (i)(v) of this Agreement, then, in such event, the Employee shall have thirty (30) days from and after the date of his receipt of such Termination Notice to cure the action or inaction specified therein to the reasonable satisfaction of the Company.

              (d) "Compensation" shall mean the cash payment to which Employee is entitled under the provisions of Sections 3.1 and 3.3 hereof and the accrued vacation payment to which the Employee is entitled under the provisions of
Section 4.2 hereof.

              (e) "Disability" shall mean any mental or physical illness, condition, disability or incapacity which prevents the Employee from reasonably discharging his duties and responsibilities as an officer of the Company. If any disagreement or dispute shall arise between the Company and the Employee as to whether the Employee suffers from any Disability, then, in any such event, the Employee shall submit to the physical or mental examination of a physician licensed under the laws of the State of Florida, who shall be mutually selected by the Company and the Employee, and such physician shall make the determination of whether the Employee suffers from any Disability. In the absence of fraud or bad faith, the determination of such physician shall be final and binding upon each of the Company and the Employee. The entire cost of any such examination shall be borne solely by the Employee.

              (f) "Group" shall mean any combination of persons knowingly participating in a joint activity or interdependent consciously parallel action toward a common goal, whether or not pursuant to an express contract; provided, however, that actions taken by a director of the Company acting as such shall not alone constitute membership in a Group.

              (g) "Incumbent Director" shall mean any director of the Company serving at April 1, 1995 or one elected thereafter if nominated or approved by at least two-thirds of the then Incumbent Directors.

              (h) "Protracted Disability" shall mean any Disability which prevents the Employee from reasonably discharging his duties and responsibilities as an officer of the Company for a period of six (6) consecutive months.

              (i) "Termination Date" shall mean a specific date not less than ten (10) nor more than thirty (30) days from and after the date of any Termination Notice upon which the Employee's employment by the Company shall be terminated in accordance with the provisions of this Agreement.

              (j) "Termination Notice" shall mean a written notice which (i) sets forth the specific provision of this Agreement relied upon to terminate the Employee's employment by the Company, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide the basis for the termination of the Employee's employment by the Company pursuant to the specific provision of this Agreement relied upon therein and (iii) sets forth a Termination Date.

         5.2 TERMINATION OF EMPLOYMENT.

              (a) Notwithstanding the provisions of Article 2 hereof, this Agreement (i) shall be automatically terminated upon the death of the Employee pursuant to the provisions of Section 5.3 hereof, (ii) may be terminated at any time by the Company pursuant to the provisions of Section 5.4 or 5.5 hereof and
(iii) may be terminated by the Employee pursuant to the provisions of Section
5.6 hereof.

              (b) If either the Company or the Employee shall desire to terminate the Employee's employment by the Company pursuant to any of the provisions of Sections 5.4, 5.5 or 5.6 hereof, then the party causing any such termination shall give to the other party a Termination Notice.

              (c) If this Agreement shall be terminated pursuant to any of the provisions of this Article 5, the Company shall be discharged from all of its obligations to the Employee hereunder upon its payment to the Employee of the required amount set forth in the section of this Article 5 pursuant to which such termination shall occur.

         5.3 DEATH OF EMPLOYEE. If at any time during the Term the Employee shall die, then the employment of the Employee by the Company shall automatically terminate on the date of the Employee's death. In such event, not more than thirty (30) days from and after the date of the Employee's death, the Company shall pay to the Employee's estate or heirs, as the case may be, an amount in cash equal to the Employee's Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) determined as of the date of the Employee's death.

         5.4 DISABILITY OF EMPLOYEE.

              (a) If at any time during the Term the Employee shall suffer any Disability, then the Company shall be obligated to continue to pay in the ordinary and normal course of its business to the Employee or his legal representatives, as the case may be, the Employee's Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) from the date that the Employee shall first suffer any such Disability to the date that the Employee's employment by the Company shall be terminated pursuant to any of the provisions of this Agreement.

              (b) If the Employee shall suffer any Protracted Disability during the Term, then the Company may terminate this Agreement. In such event, in addition to any other benefits which may have been provided by the Company to the Employee or his legal representatives, as the case may be, pursuant to the provisions of Section 5.4(a) hereof, not later than thirty (30) days after the Termination Date specified in the Termination Notice, the Company shall pay to the Employee or his legal representatives, as the case may be, an amount in cash equal to the Employee's Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) determined as of the Termination Date. Subsequent to such Termination Date, the Employee or his legal representatives, as the case may be, shall also be entitled to receive any benefits which may be payable under any disability insurance policy or disability plan provided by the Company.

         5.5 TERMINATION OF EMPLOYMENT BY COMPANY.

              (a) The Company may terminate this Agreement at any time with Cause and Employee may terminate this Agreement at any time for any reason. In such event, the Company shall be obligated to continue to pay in the ordinary and normal course of its business to the Employee his Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) until the Termination Date.

              (b) The Company may terminate this Agreement at any time without Cause. If the Company shall terminate the employment of the Employee by the Company without Cause, and not pursuant to any other provision of this Agreement, the Company shall continue to pay to the Employee the Employee's Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) for the balance of the Term as provided for in Section 3.2 hereof if the balance of the Term is greater than one (1) year, and if the balance of the Term is less than one (1) year, such Compensation shall be paid for one (1) year from the Termination Date as provided above. If the Employee is terminated without cause, the provisions of Section 6.1(b) hereof shall be of no further force and effect. The Company shall be deemed to have terminated the Agreement without cause if it (i) materially reduces the salary and benefits of Employee; (ii) materially changes Employee's responsibilities or (iv) requires Employee to relocate.

         5.6 CHANGE IN CONTROL. Notwithstanding any other provisions of Sections
5.1 through 5.5 hereof, if (i) there is an Acquisition of Control and, (ii) at any time within three (3) months prior to such Acquisition of Control or at any time within one (1) year thereafter, either (A) the Employee for any reason terminates his employment with the Company, or (B) the Employee's employment is terminated without Cause, then the Employee shall have the option, but not the obligation, of being paid in cash an amount equal to three (3) times his Compensation for the then current fiscal year of the Company (amounts due under this Section 5.6 are referred to as the "Payment"). If the Employee opts to receive the Payment under this Section 5.6, whether his employment is terminated by the Company or by himself, the provisions of Section 6.1(b) hereof shall be of no further force or effect. Subject to the provisions of Section 5.7 hereof, the Payment shall be made not later than three (3) months after the Employee gives notice to the Company in the form of a Termination Notice of his election under this Section 5.6.

         5.7 PAYMENTS. Notwithstanding anything in the foregoing to the contrary, if any of the payments provided for in this Agreement, together with any other payments which the Employee has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Internal Revenue Code), the payments pursuant to this Agreement shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed in Section 4999 of the Internal Revenue Code; provided, however, that the Employee shall have the absolute discretion to direct the Company to pay any amount which shall be payable to him pursuant to
Section 5.6 hereof in such equal annual installments as the Employee may direct, with the first such installment payable when such amount would otherwise have been payable; and further provided that the Employee shall have the absolute discretion to allocate any reductions required by this Section 5.7 from amounts due him under Section 5.6 hereof. The Company shall be obligated to comply with any directions given to it by the Employee pursuant to the preceding sentence.

         5.8 NO MITIGATION. The Employees shall not be required to mitigate the amount of any payment or benefit contemplated by this Section 5 nor shall any payment or benefit be reduced by any earnings or benefits the Employee may receive from any other source.

                    VI. CERTAIN RESTRICTIONS ON THE EMPLOYEE
                    ----------------------------------------

         6.1 CERTAIN RESTRICTIONS. The Employee covenants and agrees with the Company as follows:

              (a) He shall not during the term of this Agreement, and for a period equal to three (3) years from and after the date of termination of this Agreement if such termination occurs within five (5) years of the date hereof, and for a period of two (2) years from and after the date of termination of this Agreement if such Termination occurs after five (5) years from the date hereof, directly and indirectly, for himself or any other person, firm, corporation, partnership, association or other entity which competes in any manner with the Company or any of its subsidiaries or affiliates in the United States of America or its territories or possessions (collectively, the "Territory"), attempt to employ, employ or enter into any contractual arrangement for employment with, any employee or former employee of the Company or any of its subsidiaries or affiliates, unless such former employee shall not have been employed by the Company or any of its subsidiaries or affiliates for a period of at least one year.

              (b) He shall not, during the term of this Agreement, and for a period equal to three (3) years from and after the date of termination of this Agreement if such termination occurs within five (5) years of the date hereof, and for a period of two (2) years from and after the date of termination of this Agreement if such Termination occurs after five (5) years from the date hereof,
(i) acquire or own in any manner any interest in, or loan any amount to, any person, firm, partnership, corporation, association or other entity which competes in any manner with the Company or any of its subsidiaries or affiliates in the Territory, (ii) be employed by or serve as an employee, agent, officer, director of, or as a consultant to, any person, firm, partnership, corporation, association or other entity, other than the Company and its subsidiaries and affiliates, which competes in any manner with any of the Company or its subsidiaries or affiliates in the Territory, or (iii) compete in any manner with the Company or its subsidiaries or affiliates in the Territory. The foregoing provisions of this Section 6.1(b) shall not prevent the Employee from acquiring or owning not more than five percent (5%) of the equity securities of any entity whose securities are listed for trading on a national securities exchange or are regularly traded in the over-the-counter securities market.

              (c) He shall not (except as appropriate in the performance of his duties hereunder), at any time disclose, directly or indirectly, to any person, firm, corporation, partnership, association or other entity, any confidential information relating to the Company or any of its subsidiaries or affiliates, including, without limitation, any information concerning the financial condition, assets, personnel, procedures, techniques, products, customers, sources of leads and methods of obtaining new business or the methods generally of doing and operating the respective businesses of the Company and its subsidiaries and affiliates, trade secrets, product ideas, processes, techniques, formulas, know-how, marketing plans and strategies, except to the extent that such information is a matter of public knowledge, is required to be disclosed by law or judicial or administrative process, or is required to be disclosed.

              (d) He shall return all Company documents to the Company at upon the termination of his employment by the Company.

              (e) For purposes of Sections 6.1(a) and (b) hereof "competes in any manner with the Company or any of its subsidiaries or affiliates" shall relate to (i) all of the Company's businesses as conducted on the date hereof and (ii) all of Richardson Labs, Inc. or its successor's businesses on the date hereof and all of its businesses as conducted after the date hereof through the date of the termination of the Employee's employment hereunder.

         6.2 INJUNCTION. It is recognized and acknowledged by each of the Company and the Employee that a breach or violation by the Employee of any or all of his covenants and agreements contained in Section 6.1 hereof will cause irreparable harm and damage to the Company and its subsidiaries and affiliates in a monetary amount which would be virtually impossible to ascertain. As a result, the Employee recognizes and acknowledges that the Company and its subsidiaries and affiliates shall be entitled to a temporary restraining order and/or injunction from any court of competent jurisdiction enjoining and restraining any breach or violation by the Employee and/or his affiliates, employees, associates, partners or agents, either directly or indirectly, of any or all of the Employee's covenants and agreements contained in Section 6.1 hereof. Such right to a temporary restraining order and/or injunction shall be cumulative and in addition to whatever other rights or remedies the Company and its subsidiaries and affiliates may possess hereunder, at law or in equity. Nothing contained in this Agreement shall be construed to prevent the Company and its subsidiaries and affiliates from seeking and recovering from the Employee damages suffered by any or all of them as a result of any breach or violation by the Employee and/or his affiliates, employees, associates, partners or agents of any or all of the Employee's covenants and agreements contained in this Agreement.

         6.3 REDUCTION IN SCOPE. In the event that any of the covenants and agreements of the Employee contained in Section 6.1 hereof shall be held invalid or unenforceable by a court of competent jurisdiction because of its duration or geographic area, then, in any such event, such covenant or agreement shall be reduced by such court in duration or geographical area or both to such extent as to make it valid and enforceable in the jurisdiction where such court is located, and in all other respects it shall remain in full force and effect.

                              VII. ATTORNEYS' FEES
                              --------------------

         7.1 PREVAILING PARTY. If any litigation shall arise between the Company and the Employee based, in whole or in part, upon this Agreement or any or all of the provisions contained herein, the prevailing party in any such litigation shall be entitled to recover from the non-prevailing party, and shall be awarded by a court of competent jurisdiction, any and all reasonable fees and disbursements of trial and appellate counsel paid, incurred or suffered by such prevailing party as the result of, arising from, or in connection with, any such litigation.

                               VIII. MISCELLANEOUS
                               -------------------

         8.1 NO SET-OFF. The Company shall have no rights whatsoever to set-off, off set or make any deductions from any amount payable to Employee under this Agreement.

         8.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without application of any conflicts of laws principles. The Employee agrees that any litigation or action directly or indirectly connected with this Agreement, shall, be subject to binding arbitration administered by the American Arbitration Association.

         8.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Company and the Employee with respect to the subject matter hereof and supersedes all prior negotiations, agreements, understandings and arrangements, both oral and written, between the Company and the Employee with respect to such subject matter other than agreements relating to option plans or indemnification agreements. This Agreement may not be modified in any way, except by a written instrument executed by each of the Company and the Employee.

         8.4 NOTICES. Any and all notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand, sent by a recognized overnight carrier such as Federal Express or when deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, as follows:

         If to the Company:        Rexall Sundown, Inc.
                                   851 Broken Sound Parkway, N.W.
                                   Boca Raton, FL 33487
                                   Attn: Richard Werber

          If to the Employee:      Mark Priddy
                                   Richardson Labs, Inc.
                                   3475 Commercial Court
                                   Meridian, ID 83642

or to such other address as either party may from time to time give written notice of to the other.

         8.5 BENEFITS; BINDING EFFECT. This Agreement shall be for the benefit of, and shall be binding upon, each of the Company and the Employee and their respective heirs, personal representatives, legal representatives, successors and assigns.

         8.6 SEVERABILITY. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law. Except as is otherwise provided in Section 6.3 hereof, if any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, then, in any such event, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

         8.7 WAIVERS. The waiver by either party of a breach or violation of any term or provision of this Agreement by the other party shall not operate nor be construed as a waiver of any subsequent breach or violation of any provision of this Agreement nor of any other right or remedy.

         8.8 SECTION HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions of this Agreement.

         8.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the separate parties hereto in separate counterparts, each of which shall be deemed to constitute an original and all of which shall be deemed to be the one and the same instrument.

         IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement as of January 29, 1998.

                                      REXALL SUNDOWN, INC.



                                      By: /s/ Carl Desantis
                                          ------------------------------------
                                          Carl DeSantis, Chairman of the Board

                                          /s/ Mark Priddy
                                          ------------------------------------
                                          MARK PRIDDY

                                                                       EXHIBIT D

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT is entered into as of January 29, 1998 by and between REXALL SUNDOWN, INC., a Florida corporation (the "Company"), and JOHN PRIDDY (the "Employee").

                                 R E C I T A L S
                                 ---------------

         The Company desires to employ the Employee, and the Employee desires to be employed by the Company, in accordance with the provisions contained in this Employment Agreement (the "Agreement").

         NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of each of the Company and the Employee contained in this Agreement, each of the Company and the Employee agrees as follows:

                                  I. EMPLOYMENT
                                  -------------

         1.1 The Company employs the Employee and the Employee accepts such employment. Subject to the direction of the Board of Directors of the Company, the Employee shall serve as the Vice President of the Company and President of Richardson Labs, Inc. The Employee shall have such responsibilities, perform such duties and exercise such power and authority as are inherent in, or incident to, such offices. The Employee shall devote his full business time and attention and his best efforts to the performance of his duties as an employee of the Company. The foregoing however shall not preclude the Employee from engaging in appropriate civil, religious or charitable activities or from devoting a reasonable amount of time to private investments that do not interfere or conflict with his responsibilities to the Company.

         1.2 During the Term, the Employee, if elected, shall serve as a Director of the Company and/or a Director or officer of any subsidiary of the Company without any additional compensation for such services other than the compensation provided for hereunder.

                                    II. TERM
                                    --------

         2.1 Subject to the provisions of Article 5 hereof, the term of this Agreement shall be for the period commencing on January 29, 1998, and terminating on January 28, 2001 (the "Term"). The Term shall be a continuous three (3) year period such that on each Anniversary Date (as hereinafter defined), one (1) additional year shall automatically be added to the Term. Not later than ninety (90) days prior to any Anniversary Date, either party may provide written notice to the other of its intention not to extend the Term of this Agreement beyond the number of years then remaining in the Term. Such written notice shall be deemed proper notice to terminate this Agreement at the end of the three (3) year Term then in effect. It is the intention of the parties that the Term of each Anniversary Date automatically shall be three (3) years, unless such notice shall have been properly given. The "Anniversary Date" as used herein shall be the first day of the second year of the Term and the anniversary of such date in each subsequent year."

                                III. COMPENSATION
                                -----------------

         3.1 SALARY. In payment for the obligations to be performed by the Employee during the Term, the Company shall pay to the Employee (subject to any applicable payroll and/or taxes required to be withheld) annual compensation ("Annual Compensation") equal to (i) a salary of Two Hundred Fifty Thousand Dollars ($250,000.00) in cash for the year commencing January 29, 1998; (ii) a salary of Two Hundred Seventy Five Thousand Dollars ($275,000.00) in cash for the term commencing January 29, 1999 and (iii) for each succeeding year during the Term, a salary equal to that of the previous year increased by the greater of (A) 5% or (B) the increase in the cost of living based upon the Revised Consumer Price Index (1982-84=100) published by the Bureau of Labor Statistics of the United States Department of Labor for Boise, Idaho utilizing April 1995 as the base month, or such other higher amount as the Company may determine from time to time.

         3.2 PAYMENT OF SALARY. Payments of salary shall be made to the Employee in installments from time to time on the same dates that payments of salary are generally made to all senior management employees of the Company.

         3.3 INCENTIVE COMPENSATION. The Company shall pay the Employee an incentive compensation bonus in an amount up to forty-three and three quarters percent (43.75%) of Employee's Annual Compensation for each of the Company's fiscal years during the Term hereof pursuant to the Company's Management Incentive Plan in force from time to time. Such incentive compensation shall be paid within 60 days of each fiscal year end. Any termination under Section 5.5(b) of this Agreement prior to any fiscal year end, shall entitle Employee to a prorated amount of such incentive compensation earned through the date of any such termination.

                           IV. CERTAIN FRINGE BENEFITS
                           ---------------------------

         4.1 GENERALLY. The Employee shall be entitled to reimbursement for reasonable business expenses incurred in connection with his employment including customer entertainment. The Company shall provide the Employee with an automobile allowance or an automobile of the type currently provided to senior executives of the Company at the Company's expense and the Company shall provide at its expense insurance, gas and maintenance for such automobile. The Company will also provide the Employee with a car or cellular telephone and a company credit card for business travel and entertainment. The Employee shall further be entitled to receive such benefits and to participate in such benefit plans as are generally provided from time to time by the Company to its senior management employees; provided, however, that nothing contained in this Section 4.1 shall be construed to obligate the Company to provide any specific benefits to its employees generally.

         4.2 VACATIONS. The Employee shall be entitled to such vacation time on an annual basis as is provided in accordance with the policies as are from time to time in force for the Company's employees, but in no event shall such vacation time be less than four (4) weeks per year. As provided in Article 5, upon termination of this Agreement, the Employee shall be paid for all accrued vacation time received and not taken prior to his termination date up to a maximum of the amount of vacation time accrued in the last year of employment.

                          V. TERMINATION OF EMPLOYMENT
                          ----------------------------

         5.1 CERTAIN DEFINITIONS. The following terms shall have the following respective meanings when utilized in this Agreement:

              (a) "Acquisition of Control" shall mean:

                  (i) any person (including a Group), without the approval of a majority of the Incumbent Directors, becoming the Beneficial Owner of, or acquiring the power to direct the exercise of voting power with respect to, directly or indirectly, securities which represent thirty percent (30%) or more of the combined voting power of the Company's outstanding securities thereafter, whether or not some portion of such securities was owned by such person (or by any member of such Group) prior thereto; provided, however, that this provision shall not apply to acquisitions by a director, executive officer or their affiliates if such person had such status on January 29, 1998; or

                  (ii) the Incumbent Directors cease at any time to constitute a majority of the Board of Directors, whether of (A) the Company or (B) after any cash tender offer or exchange offer, merger, consolidation or other business combination, recapitalization of the Company, sale, liquidation or dissolution (or adoption of a plan for liquidation or dissolution), or any combination of any or all of the foregoing transactions, including but not limited to a series of such transactions, any successor to the Company; provided, however, an Acquisition of Control shall not be deemed to have occurred with respect to the Employee if the action of the Employee was voluntary and would have been sufficient, without the action of others, to constitute an Acquisition of Control.

              (b) "Beneficial Owner" shall have the meaning provided in Section 607.0901(1)(e) of the Florida Statutes.

              (c) "Cause" shall mean any action by the Employee or any inaction by the Employee which is reasonably believed by the Company to constitute:

                  (i) fraud, embezzlement, misappropriation, dishonesty or breach of trust;

                  (ii) a felony or moral turpitude;

                  (iii) material breach or violation of any or all of the covenants, agreements and obligations of the Employee set forth in this Agreement, other than as the result of the Employee's death or Disability;

                  (iv) a willful or knowing failure or refusal by the Employee to perform any or all of his material duties and responsibilities as an officer of the Company, other than as the result of the Employee's death or Disability; or

                  (v) gross negligence by the Employee in the performance of any or all of his material duties and responsibilities as an officer of the Company, other than as the result of the Employee's death or Disability; provided, however, that if the basis for any termination of the Employee's employment by the Company as set forth in the Termination Notice delivered by the Company to the Employee is any or all of the definitions of Cause set forth in Section 5.1(c)(iii), Section 5.1.(c)(iv) or
Section 5.1 (i)(v) of this Agreement, then, in such event, the Employee shall have thirty (30) days from and after the date of his receipt of such Termination Notice to cure the action or inaction specified therein to the reasonable satisfaction of the Company.

              (d) "Compensation" shall mean the cash payment to which Employee is entitled under the provisions of Sections 3.1 and 3.3 hereof and the accrued vacation payment to which the Employee is entitled under the provisions of
Section 4.2 hereof.

              (e) "Disability" shall mean any mental or physical illness, condition, disability or incapacity which prevents the Employee from reasonably discharging his duties and responsibilities as an officer of the Company. If any disagreement or dispute shall arise between the Company and the Employee as to whether the Employee suffers from any Disability, then, in any such event, the Employee shall submit to the physical or mental examination of a physician licensed under the laws of the State of Florida, who shall be mutually selected by the Company and the Employee, and such physician shall make the determination of whether the Employee suffers from any Disability. In the absence of fraud or bad faith, the determination of such physician shall be final and binding upon each of the Company and the Employee. The entire cost of any such examination shall be borne solely by the Employee.

              (f) "Group" shall mean any combination of persons knowingly participating in a joint activity or interdependent consciously parallel action toward a common goal, whether or not pursuant to an express contract; provided, however, that actions taken by a director of the Company acting as such shall not alone constitute membership in a Group.

              (g) "Incumbent Director" shall mean any director of the Company serving at April 1, 1995 or one elected thereafter if nominated or approved by at least two-thirds of the then Incumbent Directors.

              (h) "Protracted Disability" shall mean any Disability which prevents the Employee from reasonably discharging his duties and responsibilities as an officer of the Company for a period of six (6) consecutive months.

              (i) "Termination Date" shall mean a specific date not less than ten (10) nor more than thirty (30) days from and after the date of any Termination Notice upon which the Employee's employment by the Company shall be terminated in accordance with the provisions of this Agreement.

              (j) "Termination Notice" shall mean a written notice which (i) sets forth the specific provision of this Agreement relied upon to terminate the Employee's employment by the Company, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide the basis for the termination of the Employee's employment by the Company pursuant to the specific provision of this Agreement relied upon therein and (iii) sets forth a Termination Date.

         5.2 TERMINATION OF EMPLOYMENT.

              (a) Notwithstanding the provisions of Article 2 hereof, this Agreement (i) shall be automatically terminated upon the death of the Employee pursuant to the provisions of Section 5.3 hereof, (ii) may be terminated at any time by the Company pursuant to the provisions of Section 5.4 or 5.5 hereof and
(iii) may be terminated by the Employee pursuant to the provisions of Section
5.6 hereof.

              (b) If either the Company or the Employee shall desire to terminate the Employee's employment by the Company pursuant to any of the provisions of Sections 5.4, 5.5 or 5.6 hereof, then the party causing any such termination shall give to the other party a Termination Notice.

              (c) If this Agreement shall be terminated pursuant to any of the provisions of this Article 5, the Company shall be discharged from all of its obligations to the Employee hereunder upon its payment to the Employee of the required amount set forth in the section of this Article 5 pursuant to which such termination shall occur.

         5.3 DEATH OF EMPLOYEE. If at any time during the Term the Employee shall die, then the employment of the Employee by the Company shall automatically terminate on the date of the Employee's death. In such event, not more than thirty (30) days from and after the date of the Employee's death, the Company shall pay to the Employee's estate or heirs, as the case may be, an amount in cash equal to the Employee's Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) determined as of the date of the Employee's death.

         5.4 DISABILITY OF EMPLOYEE.

              (a) If at any time during the Term the Employee shall suffer any Disability, then the Company shall be obligated to continue to pay in the ordinary and normal course of its business to the Employee or his legal representatives, as the case may be, the Employee's Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) from the date that the Employee shall first suffer any such Disability to the date that the Employee's employment by the Company shall be terminated pursuant to any of the provisions of this Agreement.

              (b) If the Employee shall suffer any Protracted Disability during the Term, then the Company may terminate this Agreement. In such event, in addition to any other benefits which may have been provided by the Company to the Employee or his legal representatives, as the case may be, pursuant to the provisions of Section 5.4(a) hereof, not later than thirty (30) days after the Termination Date specified in the Termination Notice, the Company shall pay to the Employee or his legal representatives, as the case may be, an amount in cash equal to the Employee's Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) determined as of the Termination Date. Subsequent to such Termination Date, the Employee or his legal representatives, as the case may be, shall also be entitled to receive any benefits which may be payable under any disability insurance policy or disability plan provided by the Company.

         5.5 TERMINATION OF EMPLOYMENT BY COMPANY.

              (a) The Company may terminate this Agreement at any time with Cause and Employee may terminate this Agreement at any time for any reason. In such event, the Company shall be obligated to continue to pay in the ordinary and normal course of its business to the Employee his Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) until the Termination Date.

              (b) The Company may terminate this Agreement at any time without Cause. If the Company shall terminate the employment of the Employee by the Company without Cause, and not pursuant to any other provision of this Agreement, the Company shall continue to pay to the Employee the Employee's Compensation (subject to any applicable payroll and/or other taxes required by law to be withheld) for the balance of the Term as provided for in Section 3.2 hereof if the balance of the Term is greater than one (1) year, and if the balance of the Term is less than one (1) year, such Compensation shall be paid for one (1) year from the Termination Date as provided above. If the Employee is terminated without cause, the provisions of Section 6.1(b) hereof shall be of no further force and effect. The Company shall be deemed to have terminated the Agreement without cause if it (i) materially reduces the salary and benefits of Employee; (ii) materially changes Employee's responsibilities or (iv) requires Employee to relocate.

         5.6 CHANGE IN CONTROL. Notwithstanding any other provisions of Sections
5.1 through 5.5 hereof, if (i) there is an Acquisition of Control and, (ii) at any time within three (3) months prior to such Acquisition of Control or at any time within one (1) year thereafter, either (A) the Employee for any reason terminates his employment with the Company, or (B) the Employee's employment is terminated without Cause, then the Employee shall have the option, but not the obligation, of being paid in cash an amount equal to three (3) times his Compensation for the then current fiscal year of the Company (amounts due under this Section 5.6 are referred to as the "Payment"). If the Employee opts to receive the Payment under this Section 5.6, whether his employment is terminated by the Company or by himself, the provisions of Section 6.1(b) hereof shall be of no further force or effect. Subject to the provisions of Section 5.7 hereof, the Payment shall be made not later than three (3) months after the Employee gives notice to the Company in the form of a Termination Notice of his election under this Section 5.6.

         5.7 PAYMENTS. Notwithstanding anything in the foregoing to the contrary, if any of the payments provided for in this Agreement, together with any other payments which the Employee has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Internal Revenue Code), the payments pursuant to this Agreement shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed in Section 4999 of the Internal Revenue Code; provided, however, that the Employee shall have the absolute discretion to direct the Company to pay any amount which shall be payable to him pursuant to
Section 5.6 hereof in such equal annual installments as the Employee may direct, with the first such installment payable when such amount would otherwise have been payable; and further provided that the Employee shall have the absolute discretion to allocate any reductions required by this Section 5.7 from amounts due him under Section 5.6 hereof. The Company shall be obligated to comply with any directions given to it by the Employee pursuant to the preceding sentence.

              5.8 NO MITIGATION. The Employees shall not be required to mitigate the amount of any payment or benefit contemplated by this Section 5 nor shall any payment or benefit be reduced by any earnings or benefits the Employee may receive from any other source.

                    VI. CERTAIN RESTRICTIONS ON THE EMPLOYEE
                    ----------------------------------------

         6.1 CERTAIN RESTRICTIONS. The Employee covenants and agrees with the Company as follows:

              (a) He shall not during the term of this Agreement, and for a period equal to three (3) years from and after the date of termination of this Agreement if such termination occurs within five (5) years of the date hereof, and for a period of two (2) years from and after the date of termination of this Agreement if such Termination occurs after five (5) years from the date hereof, directly and indirectly, for himself or any other person, firm, corporation, partnership, association or other entity which competes in any manner with the Company or any of its subsidiaries or affiliates in the United States of America or its territories or possessions (collectively, the "Territory"), attempt to employ, employ or enter into any contractual arrangement for employment with, any employee or former employee of the Company or any of its subsidiaries or affiliates, unless such former employee shall not have been employed by the Company or any of its subsidiaries or affiliates for a period of at least one year.

              (b) He shall not, during the term of this Agreement, and for a period equal to three (3) years from and after the date of termination of this Agreement if such termination occurs within five (5) years of the date hereof, and for a period of two (2) years from and after the date of termination of this Agreement if such Termination occurs after five (5) years from the date hereof,
(i) acquire or own in any manner any interest in, or loan any amount to, any person, firm, partnership, corporation, association or other entity which competes in any manner with the Company or any of its subsidiaries or affiliates in the Territory, (ii) be employed by or serve as an employee, agent, officer, director of, or as a consultant to, any person, firm, partnership, corporation, association or other entity, other than the Company and its subsidiaries and affiliates, which competes in any manner with any of the Company or its subsidiaries or affiliates in the Territory, or (iii) compete in any manner with the Company or its subsidiaries or affiliates in the Territory. The foregoing provisions of this Section 6.1(b) shall not prevent the Employee from acquiring or owning not more than five percent (5%) of the equity securities of any entity whose securities are listed for trading on a national securities exchange or are regularly traded in the over-the-counter securities market.

              (c) He shall not (except as appropriate in the performance of his duties hereunder), at any time disclose, directly or indirectly, to any person, firm, corporation, partnership, association or other entity, any confidential information relating to the Company or any of its subsidiaries or affiliates, including, without limitation, any information concerning the financial condition, assets, personnel, procedures, techniques, products, customers, sources of leads and methods of obtaining new business or the methods generally of doing and operating the respective businesses of the Company and its subsidiaries and affiliates, trade secrets, product ideas, processes, techniques, formulas, know-how, marketing plans and strategies, except to the extent that such information is a matter of public knowledge, is required to be disclosed by law or judicial or administrative process, or is required to be disclosed.

              (d) He shall return all Company documents to the Company at upon the termination of his employment by the Company.

              (e) For purposes of Sections 6.1(a) and (b) hereof "competes in any manner with the Company or any of its subsidiaries or affiliates" shall relate to (i) all of the Company's businesses as conducted on the date hereof and (ii) all of Richardson Labs, Inc. or its successor's businesses on the date hereof and all of its businesses as conducted after the date hereof through the date of the termination of the Employee's employment hereunder.

         6.2 INJUNCTION. It is recognized and acknowledged by each of the Company and the Employee that a breach or violation by the Employee of any or all of his covenants and agreements contained in Section 6.1 hereof will cause irreparable harm and damage to the Company and its subsidiaries and affiliates in a monetary amount which would be virtually impossible to ascertain. As a result, the Employee recognizes and acknowledges that the Company and its subsidiaries and affiliates shall be entitled to a temporary restraining order and/or injunction from any court of competent jurisdiction enjoining and restraining any breach or violation by the Employee and/or his affiliates, employees, associates, partners or agents, either directly or indirectly, of any or all of the Employee's covenants and agreements contained in Section 6.1 hereof. Such right to a temporary restraining order and/or injunction shall be cumulative and in addition to whatever other rights or remedies the Company and its subsidiaries and affiliates may possess hereunder, at law or in equity. Nothing contained in this Agreement shall be construed to prevent the Company and its subsidiaries and affiliates from seeking and recovering from the Employee damages suffered by any or all of them as a result of any breach or violation by the Employee and/or his affiliates, employees, associates, partners or agents of any or all of the Employee's covenants and agreements contained in this Agreement.

         6.3 REDUCTION IN SCOPE. In the event that any of the covenants and agreements of the Employee contained in Section 6.1 hereof shall be held invalid or unenforceable by a court of competent jurisdiction because of its duration or geographic area, then, in any such event, such covenant or agreement shall be reduced by such court in duration or geographical area or both to such extent as to make it valid and enforceable in the jurisdiction where such court is located, and in all other respects it shall remain in full force and effect.

                              VII. ATTORNEYS' FEES
                              --------------------

         7.1 PREVAILING PARTY. If any litigation shall arise between the Company and the Employee based, in whole or in part, upon this Agreement or any or all of the provisions contained herein, the prevailing party in any such litigation shall be entitled to recover from the non-prevailing party, and shall be awarded by a court of competent jurisdiction, any and all reasonable fees and disbursements of trial and appellate counsel paid, incurred or suffered by such prevailing party as the result of, arising from, or in connection with, any such litigation.

                               VIII. MISCELLANEOUS
                               -------------------

         8.1 NO SET-OFF. The Company shall have no rights whatsoever to set-off, off set or make any deductions from any amount payable to Employee under this Agreement.

         8.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without application of any conflicts of laws principles. The Employee agrees that any litigation or action directly or indirectly connected with this Agreement, shall, be subject to binding arbitration administered by the American Arbitration Association.

         8.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Company and the Employee with respect to the subject matter hereof and supersedes all prior negotiations, agreements, understandings and arrangements, both oral and written, between the Company and the Employee with respect to such subject matter other than agreements relating to option plans or indemnification agreements. This Agreement may not be modified in any way, except by a written instrument executed by each of the Company and the Employee.

         8.4 NOTICES. Any and all notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand, sent by a recognized overnight carrier such as Federal Express or when deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, as follows:

                  If to the Company:        Rexall Sundown, Inc.
                                            851 Broken Sound Parkway, N.W.
                                            Boca Raton, FL 33487
                                            Attn: Richard Werber

                  If to the Employee:       John Priddy
                                            Richardson Labs, Inc.
                                            3475 Commercial Court
                                            Meridian, ID 83642

or to such other address as either party may from time to time give written notice of to the other.

         8.5 BENEFITS; BINDING EFFECT. This Agreement shall be for the benefit of, and shall be binding upon, each of the Company and the Employee and their respective heirs, personal representatives, legal representatives, successors and assigns.

         8.6 SEVERABILITY. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law. Except as is otherwise provided in Section 6.3 hereof, if any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, then, in any such event, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

         8.7 WAIVERS. The waiver by either party of a breach or violation of any term or provision of this Agreement by the other party shall not operate nor be construed as a waiver of any subsequent breach or violation of any provision of this Agreement nor of any other right or remedy.

         8.8 SECTION HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions of this Agreement.

         8.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the separate parties hereto in separate counterparts, each of which shall be deemed to constitute an original and all of which shall be deemed to be the one and the same instrument.

         IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement as of January 29, 1998.

                                       REXALL SUNDOWN, INC.



                                       By: /s/ Carl Desantis
                                           ------------------------------------
                                           Carl DeSantis, Chairman of the Board



                                           /s/ John Priddy
                                           ------------------------------------
                                           JOHN PRIDDY

                                                                       EXHIBIT E
                                                                       ---------


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of the ____ day of ___________, 1998, between REXALL SUNDOWN, INC., a Florida corporation (the "Company"), and Abraham & Sons, LLC ("A&S"), Priddy Brothers Holdings, Inc. ("PDI"), and Edward Priddy, Mark Priddy and John Priddy (together with A&S and PDI, the "Holders").

                                    RECITALS

         I. Pursuant to that certain Agreement and Plan of Merger, dated as of December 23, 1997 (the "Merger Agreement"), among the Company, Richardson Acquisition Corp., Richardson Labs Inc. ("Richardson Labs") and each of the Holders, the Company has agreed to provide to the Holders certain registration rights with respect to the shares of the Company's common stock, $.01 par value per share (the "Common Stock"), issued to the Holders pursuant to the Merger Agreement (such shares of Common Stock being referred to herein as the "Restricted Shares").

         II. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and covenants set forth in the Merger Agreement, the parties agree as follows:

         1.     REGISTRATIONS.

                  (a) FIRST DEMAND REGISTRATION. The Company hereby covenants and agrees that upon demand by Holders representing not less than 51% of the outstanding shares of stock of Richardson Labs immediately prior to the Effective Time, the Company shall file a registration (the "Shelf Registration") for an offering to be made on a continuous basis pursuant to Rule 415 ("Rule 415") under the Securities Act of 1933, as amended (the "Securities Act"), covering fifty percent (50%) of the Restricted Shares. Such registration shall be filed such that it becomes effective on or as soon as possible after that date on which financial statements (the "Combined Financials") covering at least thirty (30) days of combined operations of the Company and Richardson Labs have been "published" by Rexall within the meaning of ASR No. 135 and SAB No. 16. The Holders shall jointly agree and advise the Company of which Restricted Shares will be registered pursuant to the Registration Statement.

                  (b) SECOND DEMAND REGISTRATION. The Company hereby covenants and agrees that upon demand by Holders representing not less than 51% of the then outstanding Restricted Shares which were not included in the Shelf Registration referred to in (a) above which demand is made not less than one year after the issuance of the Restricted Shares, it will, not later than thirty
(30) days after such demand, file a second Shelf Registration registering an amount of the Restricted Shares which does not exceed the lesser of (x) the number of Restricted Shares then held by the Holders and (y) twenty-five percent (25%) of the Restricted Shares originally issued pursuant to the Merger Agreement. (The Shelf Registration filed pursuant to this Section 1(b) is, together with the Shelf Registration filed pursuant to 1(a) above, referred to as the "Shelf Registration"). The Holders shall jointly agree and advise the Company of which Restricted Shares will be registered pursuant to the Registration Statement.

                  (c) THIRD REGISTRATION. The Company hereby covenants and agrees that upon demand of Holders representing not less than 51% of the then outstanding Restricted Shares which were not included in either of the first two Shelf Registrations, which demand is made not less than two years after the date of issuance of the Restricted Shares, it will not later than 30 days after such demand file a third Shelf Registration for an offering to be made on a continuous basis pursuant to Rule 415, covering the remainder of the restricted shares, PROVIDED, HOWEVER, that the Company shall have no obligation under this
Section 1(c) if the Rule 144 Period has expired.

                  (d) PIGGYBACK REGISTRATIONS. If the Company at any time proposes to register any of its securities under the Securities Act (other than for purposes of a "rights" offering or pursuant to a registration on Form S-4 or Form S-8 or any successor or similar form), whether or not for sale for its own account, it will each such time give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Section. Upon the written request of any Holder made within 10 days after the receipt of any such notice (which request shall specify the Restricted Shares intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Restricted Shares which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Restricted Shares so to be registered, PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Restricted Shares and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Restricted Shares in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Restricted Shares, for the same period as the delay in registering such other securities. The Company will pay all registration expenses in connection with each registration of Restricted Shares requested pursuant to this Section.

                  If the securities covered by a registration filed by the Company pursuant to this Section are to be sold by underwriters in an underwritten public offering, the Company shall use its best efforts to cause the managing underwriter, if any, of a proposed offering to permit the securities owned by the Holders of Restricted Shares to be included in the proposed offering on terms and conditions which are customary under industry practice for such underwriter given the existing circumstances; PROVIDED, HOWEVER, that any securities to be sold by the Holders of Restricted Shares pursuant to such registration shall be sold or distributed in a manner identical to the manner in which the other securities which are the subject of such registration are sold or distributed. Notwithstanding the foregoing, if any such managing underwriter shall advise the Company in writing that, in its opinion, the distribution of the securities so requested to be included in such registration for the accounts of the Holders of Restricted Shares concurrently with the other securities being registered would materially adversely affect the distribution of such securities by the underwriters, the Company shall give notice of such determination to the Holders of Restricted Shares and the number of securities proposed to be offered by the Holders and any other persons other than the Company pursuant to such registration shall be proportionately reduced to equal a quantity of securities which said managing underwriter shall not consider excessive.

                  Notwithstanding anything in this Section 1(c) to the contrary, the Holders shall not have the right to include in a registration statement referred to in this Section 1(c) any number of Restricted Shares in excess of the number which, at the time of receipt by the Holder of the notice under the first paragraph of this Section 1(c), could be registered under Section 1(a) or 1(b), whichever is then applicable.

                  (e) UNDERWRITTEN PARTICIPATION. Sales made pursuant to the Shelf Registration may be made in one or more offerings, each of which may be underwritten or non-underwritten, at the discretion of the seller of such securities.

                  (f) TEMPORARY STANDSTILL. If requested (pursuant to a timely written notice) by the managing underwriter(s) of an underwritten offering of equity securities by the Company, and so long as the Holder or its affiliate is employed by the Company or one of its affiliates the Holders shall agree on the same terms applicable to officers and directors of the Company not to effect any public sale or distribution of any of the Restricted Shares.

         2. REGISTRATION PROCEDURES. In connection with effecting the Shelf Registration the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission a Registration Statement with respect to such Restricted Shares and use its best efforts to cause such Registration Statement to become and remain effective for a period of time equal to the lesser of (i) the Rule 144 period (as defined below) or (ii) the period required for the disposition of the Restricted Shares registered by the Registration Statement applicable thereto by the Holders thereof;

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Restricted Shares covered by such Registration Statement until the earlier of (i) the expiration of the Rule 144 period and
(ii) such time as all of such Restricted Shares have been disposed of in a public offering;

                  (c) furnish to such selling Holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling Holders may reasonably request;

                  (d) use its best efforts to register or qualify the Restricted Shares covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each Holder of such Restricted Shares shall reasonably request (provided, however, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such Holder to consummate the disposition in such jurisdiction of the Restricted Shares covered by such Registration Statement;

                  (e) if any Restricted Shares are sold in an underwritten offering, enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required (including participation by management in a "Road Show") in order to expedite or facilitate the disposition of such Restricted Shares and as shall be required in connection with the action taken by the Company; PROVIDED, HOWEVER, that the Company shall bear the costs and expenses associated with an underwritten offering for only the first such offering;

                  (f) promptly notify in writing the Holders and each underwriter of the happening of any event, during the period of distribution, as a result of which the Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case, the Company shall promptly provide the Holders with revised or supplemental prospectuses and if so requested by the Company in writing, the Holders shall promptly take action to cease making any offers of the Restricted Shares until receipt and distribution of such revised or supplemental prospectuses); and

                  (g) Cause all such Restricted Securities registered pursuant to the Shelf Registration to be listed on each securities exchange on which similar securities issued by the Company are then listed.

         3. EXPENSES. Subject to Section 2(e) above, all expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the

NASD), printing expenses, fees and disbursements of counsel for the Company, all fees and disbursements of legal counsel to the Holders, up to a maximum of $20,000 expenses of any special audits incident to or required by any such registration and expenses (including attorneys' fees) of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 2(d), except to the extent required to be paid by participating Holders by state securities or blue sky laws, shall be paid by the Company; provided, however, that the Holders (and not the Company) shall be liable for all fees, discounts and commissions to any underwriter, if any.

         4.     INDEMNIFICATION.

                  (a) The Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls within the meaning of
Section 15 of the Securities Act any underwriter, against all demands, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, or other document filed or incorporated by reference in any such registration, qualification, or compliance (including any amendments or supplements), or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities or "blue sky" laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, PROVIDED, HOWEVER, THAT the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use in such registration statement, prospectus or other document. It is agreed that the indemnity agreement contained in this Section 4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

                  (b) Each Holder will indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by the registration statement filed pursuant to this Agreement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the registration statement, prospectus, or other document filed or incorporated by reference in any such registration, qualification or compliance (including any amendments or supplements) or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, or other document filed or incorporated by reference in any such registration in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; PROVIDED, HOWEVER, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

                  (c) Each party entitled to indemnification under this
Section 4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, to the extent such failure is not prejudicial. Unless in the opinion of counsel a conflict of interest exists between the Indemnified Party and the Indemnifying Party, each Indemnified Party agrees to permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of such claim or litigation resulting therefrom, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Party with respect thereto, unless in the opinion of counsel a conflict of interest exists between the Indemnified Party and any other Indemnified Parties with respect to such claim or litigation, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of the additional counsel or counsels. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) If the indemnification provided for in this Section 4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  The parties agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         5. LIMITATION ON REGISTRATION RIGHTS AND INFORMATION REGARDING
HOLDERS. Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to register the Restricted Shares if, in the opinion of counsel to the Company, the sale or other disposition of all of the Restricted Shares may be effected without registering such Restricted Shares under the Securities Act in a single public transaction (the period of time from the date of issuance of the Restricted Securities until the date such counsel delivers such opinion is referred to herein as the "Rule 144 Period"). The Company's obligations under Section 1 are also expressly conditioned upon (i) the Holders furnishing to the Company in writing such information concerning the Holders and their controlling persons and the terms of such Holders' proposed offering of Restricted Shares as the Company shall reasonably request for inclusion in the Registration Statement; and (ii) there not having occurred a material breach by any Holder of any agreement, covenant, representation or warranty contained in the Merger Agreement and/or this Agreement.

         6. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission (the "Commission") that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended; and

                  (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         7. POOLING COVENANT OF HOLDERS. In consideration of the Company's covenants herein and in the Merger Agreement, the Holders agree that they will not sell, transfer or otherwise reduce their interest in any of the shares of the Company's Common Stock issued pursuant to the Merger Agreement except in conformity with the terms and provisions of the agreement, the form of which is attached as Exhibit H to the Merger Agreement.

         8. MISCELLANEOUS.

                  (a) NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged, delivered by reputable overnight courier, telecopied and confirmed separately in writing by a copy mailed as follows or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as set forth in the Merger Agreement.

                  (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  (c) GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware, without regard to the provisions thereof relating to conflict of laws.

                  (d) SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (e) ENTIRE AGREEMENT. This Agreement, together with the
Merger Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete exclusive statement of the Agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

                  (f) COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately, constitute one agreement.

                  (g) The terms of this Agreement hereto supersede any inconsistent or conflicting terms contained in the Merger Agreement as they pertain to the subject matter hereof.

         IN WITNESS WHEREOF, the Company and the Holders have executed this Agreement as of the date first above written.

                                 REXALL SUNDOWN, INC.


                                 By:
                                    ---------------------------------------

                                 ABRAHAM & SONS, LLC


                                 By:
                                    ---------------------------------------

                                 PRIDDY BROTHERS HOLDINGS, INC.



                                 By:
                                    ---------------------------------------


                                 ------------------------------------------
                                 Edward Priddy


                                 ------------------------------------------
                                 Mark Priddy


                                 ------------------------------------------
                                 John Priddy

                                                                       EXHIBIT F
                                                                       ---------


Rexall Sundown, Inc.
851 Broken Sound Parkway, N.W.
Boca Raton, Florida 33487-3693

         Re: Pooling Agreement for Merger of Richardson Labs L.L.C. with and into Richardson Acquisition Corp.
                  -----------------------------------------------------------

Gentlemen:

         Reference is made to the Agreement and Plan of Merger, dated as of December 24, 1997 (the "Merger Agreement"), by and among Rexall Sundown, Inc. ("Rexall") Richardson Acquisiton Corp. ("Acquisition Corp."), Richardson Labs, L.L.C. ("Richardson") and Abraham & Sons, LLC ("A&S"), Priddy Brothers, Inc. ("PDI"), and Ed Priddy, Mark Priddy and John Priddy. Rexall, Acquisition Corp. and Richardson are sometimes referred to below as the "Companies" and individually as a "Company." The Merger Agreement provides for Acquisition Corp's. acquisition of the business and assets of Richardson pursuant to the merger of Richardson or its successor with and into Acquisition Corp. and related transactions (the "Merger"). Shares of Rexall's common stock (the "Rexall Shares") will be issued at the closing of the Merger to certain persons as provided in the Merger Agreement. This agreement ("Agreement") is provided by the undersigned for purposes of satisfying the requirements of Section 8.02(q) of the Merger Agreement.

         Capitalized terms used and not otherwise defined herein have the meanings set forth in the Merger Agreement.

         The undersigned has been informed and understands that (i) the Companies intend and the Merger Agreement contemplates that the Merger will be accounted for as a pooling of interests, (ii) the undersigned may be deemed to be an affiliate of one or more of the Companies within the meaning of the Securities Act of 1933, as amended (the "Act") and (iii) accordingly, any and all Rexall Shares held or acquired in the Merger by the undersigned may only be disposed of in conformity with the provisions hereof and applicable law. The undersigned has been advised that the closing of the Merger is currently anticipated to occur on or before February 28, 1997, assuming that all conditions to consummation of the Merger are satisfied or waived on or before that date.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby represents and warrants to, and undertakes and agrees with, each of the Companies as follows:

         1. The undersigned did not and will not (and has no plan or intention to), without the prior written consent of Rexall, which will not be unreasonably withheld or delayed, (i) offer to sell, sell, hedge or otherwise dispose of (or otherwise reduce the undersigned's interest in or risk relating to) any shares of capital stock of, or any partnership interests in, any of the Companies (or any options or other rights or securities to acquire or convertible into any such common stock or partnership interests) during the period (the "Pooling Restriction Period") beginning on ____________ ___, 199__ and ending such time as financial statements covering at least thirty (30) days of post-Merger combined operations of the Companies have been "published" by Rexall within the meaning of ASR No. 135 and SAB No. 65. The restrictions in this paragraph apply to any transfer of any form or nature whatsoever, including transfers pursuant to any securities law exemption, including without limitation under Regulation S under the Act or pursuant to Section 4(1) of the Act. The undersigned has been advised and understands that such restrictions are required for compliance with the rules of the Securities and Exchange Commission and other applicable rules relating to pooling-of-interests accounting treatment.

Rexall Sundown, Inc.
851 Broken Sound Parkway, N.W.
Boca Raton, Florida 33487-3693
Page 2



         2. The undersigned has been advised and understands and agrees that (i) the issuance of any Rexall Shares to the undersigned pursuant to the Merger will not be registered under the Act and such shares will therefore constitute "restricted securities" as defined in Rule 144 under the Act, and (ii) accordingly, under current law any sale or other disposition by the undersigned of any such Rexall Shares may only be made (X) pursuant to an effective registration statement under the Act or (Y) in accordance with Rule 144 or pursuant to any other applicable exemption from the registration requirements of the Act (if any), and the undersigned hereby agrees not to directly or indirectly sell, transfer or otherwise assign or dispose of any Rexall Shares or any interest therein without compliance with such requirements. The undersigned understands that the provisions of Rule 144 and/or Rule 145 may restrict the undersigned's sales of Rexall Shares acquired in the Merger for a period of up to two years or more after the closing of the Merger, and that such restrictions may include volume limitations and manner-of-sale requirements.

         3. The undersigned hereby acknowledges and agrees that except as specifically provided in the Registration Rights Agreement, the form of which is included as Exhibit E to the Merger Agreement, neither Rexall nor any other Company or person is under any obligation to register the sale, transfer or other disposition by or on behalf of the undersigned of any Rexall Shares currently held or hereafter acquired by the undersigned, or to take any action necessary in order to obtain compliance with an exemption from the registration requirements of the Act for the undersigned's sale or other disposition of any such stock.

         4. The undersigned understands and agrees that stop transfer instructions may be given by Rexall in its reasonable discretion to its stock transfer agent with respect to the undersigned's Rexall Shares for the purpose of facilitating enforcement of the agreements herein, and that in Rexall's reasonable discretion there may be placed on the undersigned's certificates for such shares a legend as set forth in the Merger Agreement reflecting such restrictions.

         5. The undersigned has full power, authority and capacity to execute this Agreement and to make the representations, warranties and agreements herein. This Agreement shall be binding upon and enforceable against all of the undersigned's administrators, executors, representatives, heirs and successors and assigns.

         6. The undersigned has carefully read and understands this Agreement and its requirements and other applicable limitations upon the sale, transfer or other disposition of the undersigned's shares of capital stock or partnership interests in any Company and the undersigned's rights to acquire any such stock, and has discussed this Agreement and its requirements with the undersigned's counsel to the extent the undersigned deemed necessary.

                                        Very truly yours,




                                        --------------------------------------
                                        Stockholder: